SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        REGENERX BIOPHARMACEUTICALS, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)     Title of each class of securities to which transaction applies:

       -----------------------------------------------------------------------

2)     Aggregate number of securities to which transaction applies:

       -----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)     Proposed maximum aggregate value of transaction:

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5)     Total fee paid:

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[ ]    Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)       Amount previously paid:

                --------------------------------------------------------------

       2)       Form, Schedule or Registration Statement No.:

                --------------------------------------------------------------

       3)       Filing Party:

                --------------------------------------------------------------

       4)       Date Filed:

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


[REGENERX LOGO]                                       3 Bethesda Metro Center
                                                      Suite 700
                                                      Bethesda, MD 20814

                                                      Phone:301.961.1992
                                                      Fax: 301.961.1991
                                                      E-mail: jjfnk@RegeneRx.com

                                  May 14, 2001



Dear Fellow Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of RegeneRx Biopharmaceuticals, Inc., to be held at 10:00 a.m., local time, on Wednesday, June 13, 2001, at the Hyatt Regency Bethesda, located at 7400 Wisconsin Avenue, Bethesda, Maryland 20814.

         An important aspect of the annual meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon: (i) the election of three directors of the Company; and (ii) the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors.

         I encourage you to attend the meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

         Your Board of Directors and management are committed to the success of the Company and the enhancement of the value of your investment. As your Chairman and President, I want to express my appreciation for your confidence and support.

                                   Very truly yours,

                                   /s/ Allan L. Goldstein

                                   Allan L. Goldstein
                                   Chairman, President and Chief
                                     Executive Officer

                        REGENERX BIOPHARMACEUTICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992


                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 13, 2001

                    ----------------------------------------


          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of RegeneRx Biopharmaceuticals, Inc. will be held as follows:

TIME..................................  10:00 a.m. local time

DATE..................................  Wednesday, June 13, 2001

PLACE.................................  Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda,
                                        Maryland 20814

ITEMS OF BUSINESS.....................  (1)      To elect three directors, each for a term expiring at next year's annual meeting of stockholders.

                                        (2)      To ratify the appointment of Reznick Fedder & Silverman, P.C. as the
                                                 Company's independent auditors for the fiscal year ending December 31,
                                                 2001.

                                        (3)      To transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE...........................  Holders of record of the Company's common stock at the close of business on April 24, 2001 will be entitled to vote at the meeting or any adjournment of the meeting.

ANNUAL REPORT.........................  The Company's Annual Report  on Form 10-KSB for the year ended
                                        December 31, 2000 is enclosed.

PROXY VOTING..........................  It is important that your shares be represented and voted at the meeting.  You can vote your shares by returning the enclosed proxy card in the enclosed envelope.  If your shares are held in "street name" with a bank, broker or some other third party, you also may be able to submit your proxy vote by telephone or via the internet.
                                        Check your proxy card to see if voting by telephone and/or the internet is available to you.  REGARDLESS OF THE NUMBER OF SHARES YOU
                                        OWN, YOUR VOTE IS VERY IMPORTANT.  PLEASE ACT TODAY.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ ALLAN L. GOLDSTEIN


                                              ALLAN L. GOLDSTEIN
                                              Chairman of the Board

Bethesda, Maryland
May 14, 2001

                        REGENERX BIOPHARMACEUTICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992

                 ----------------------------------------------

                                 PROXY STATEMENT

                 ----------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 13, 2001
                                TABLE OF CONTENTS

                                                                                                                   PAGE
INTRODUCTION..........................................................................................................1

INFORMATION ABOUT THE ANNUAL MEETING..................................................................................1
          What is the purpose of the annual meeting?..................................................................1
          Who is entitled to vote?....................................................................................2
          What if my shares are held in "street name" by a broker?....................................................2
          How many shares must be present to hold the annual meeting?.................................................2
          What if a quorum is not present at the annual meeting?......................................................2
          How do I vote?..............................................................................................2
          Can I change my vote after I submit my proxy?...............................................................2
          How does the Board of Directors recommend I vote on the proposals?..........................................3
          What if I do not specify how my shares are to be voted?.....................................................3
          Will any other business be conducted at the annual meeting?.................................................3
          How many votes are required to elect the director nominees?.................................................3
          What happens if a nominee is unable to stand for election?..................................................3
          How many votes are required to ratify the appointment of the independent auditors?..........................3
          How will abstentions be treated?............................................................................3
          How will broker non-votes be treated?.......................................................................4

STOCK OWNERSHIP.......................................................................................................4
          Stock Ownership of Significant Stockholders, Directors and Executive Officers...............................4
          Section 16(a) Beneficial Ownership Reporting Compliance.....................................................5

PROPOSAL 1 - ELECTION OF DIRECTORS....................................................................................5
          Board of Directors' Meetings and Committees.................................................................6
          Audit Committee Matters.....................................................................................7
          Directors' Compensation.....................................................................................7
          Summary Compensation Table..................................................................................8
          Certain Transactions........................................................................................9

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS.................................................................10
          Vote Required For Approval.................................................................................10

OTHER MATTERS........................................................................................................11

ADDITIONAL INFORMATION...............................................................................................11
          Proxy Solicitation Costs...................................................................................11
          Stockholder Proposals for 2002 Annual Meeting..............................................................11

                        REGENERX BIOPHARMACEUTICALS, INC.
                       3 Bethesda Metro Center, Suite 700
                            Bethesda, Maryland 20814
                                 (301) 961-1992

                 ----------------------------------------------

                                 PROXY STATEMENT

                 ----------------------------------------------



                                  INTRODUCTION

          The Board of Directors of RegeneRx Biopharmaceuticals, Inc. (the "Company") is using this proxy statement to solicit proxies from the holders of the Company's common stock for use at the Company's upcoming Annual Meeting of Stockholders. The annual meeting will be held on June 13, 2001 at 10:00 a.m., local time, at the Hyatt Regency Bethesda, located at 7400 Wisconsin Avenue, Bethesda, Maryland 20814. At the annual meeting, stockholders will be asked to vote on two proposals: (1) the election of three directors of the Company, each to serve for a term expiring at next year's annual meeting of stockholders; and
(2) the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2001. These proposals are described in more detail below. Stockholders also will consider any other matters that may properly come before the annual meeting, although the Board of Directors knows of no other business to be presented.

          By submitting your proxy, you authorize the Company's Board of Directors to represent you and vote your shares at the annual meeting in accordance with your instructions. The Board also may vote your shares to adjourn the annual meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the annual meeting.

          The Company's Annual Report on Form10-KSB for the year ended December 31, 2000, filed by the Company with the Securities and Exchange Commission, is enclosed. The Form 10-KSB does not constitute a part of the proxy solicitation materials and the Form 10-KSB is not incorporated into this proxy statement by reference.

          This proxy statement and the accompanying materials are being mailed to stockholders on or about May 14, 2001.

          YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY.

                      INFORMATION ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

          At the annual meeting, stockholders will be asked to vote on the following proposals:

          Proposal 1.      Election of three directors of the Company, each for
                           a term expiring at next year's annual meeting of stockholders; and

          Proposal 2.      Ratification of the appointment of Reznick Fedder &
                           Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2001.

Stockholders also will act on any other business that may properly come before the annual meeting. Members of our management team will be present at the meeting to respond to your questions.

WHO IS ENTITLED TO VOTE?

         The record date for the meeting is April 24, 2001. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting. The only class of stock entitled to be voted at the annual meeting is the Company's common stock. Each outstanding share of common stock is entitled to one vote for all matters before the annual meeting. At the close of business on the record date, there were 19,477,429 shares of common stock outstanding.

WHAT IF MY SHARES ARE HELD IN "STREET NAME" BY A BROKER?

         If your shares are held in "street name" by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote your shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. Both Proposal 1 and Proposal 2 are expected to be considered "discretionary items."

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

         A quorum must be present at the annual meeting for any business to be conducted. The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the annual meeting.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

          If a quorum is not present at the scheduled time of the annual meeting, the stockholders who are represented may adjourn the annual meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the annual meeting.

HOW DO I VOTE?

         1. YOU MAY VOTE BY PROXY. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. If your shares are held in "street name" with a bank, broker or some other third party, you also may be able to submit your proxy vote by telephone or via the internet. Check your proxy card to see if voting by telephone and/or the internet is available to you.

         2. YOU MAY VOTE IN PERSON AT THE ANNUAL MEETING. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. Note, however, that if your shares are held in "street name" with a bank, broker or some other third party, you will need to obtain a proxy from the record holder of your shares indicating that you were the beneficial owner of those shares on April 24, 2001, the record date for voting at the annual meeting. You are encouraged to vote by proxy prior to the annual meeting even if you plan to attend the annual meeting.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

          Yes, you may revoke your proxy and change your vote at any time before the polls close at the annual meeting by:

         o        submitting another proxy with a later date;
         o        giving written notice of the revocation of your proxy to the
                  Company's Secretary prior to the annual meeting; or
         o        voting in person at the annual meeting. Your proxy will not be automatically revoked by your mere attendance at the annual meeting; you must actually vote at the annual meeting to revoke a prior proxy.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?

         Your Board recommends that you vote:

         o FOR election of the three nominees named in this proxy statement to the Board of Directors; and
         o FOR ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2001.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

         If you are a stockholder of record and you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

         o FOR election of the three nominees named in this proxy statement to the Board of Directors; and
         o FOR ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2001.

         If your shares are held in "street name" with a broker, your broker may vote your shares in its discretion with respect to "discretionary" items. In the case of "non-discretionary" items, your shares will not be voted. Both the election of directors and the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors are expected to be considered "discretionary items."

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

         The Board of Directors knows of no other business that will be presented at the annual meeting. If, however, any other proposal properly comes before the stockholders for a vote at the annual meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

HOW MANY VOTES ARE REQUIRED TO ELECT THE DIRECTOR NOMINEES?

         The affirmative vote of a plurality of the votes cast at the annual meeting by the holders of shares present in person or by proxy at the annual meeting and entitled to vote is required to elect the three nominees named in this proxy statement as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other persons nominated for election. No persons have been nominated for election other than the three nominees named in this proxy statement. If you vote "Withheld" with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although such shares will be counted for purposes of determining whether there is a quorum.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR ELECTION?

         If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected (if the Board first amends the Company's Bylaws to permit the reduction) or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee unless you have withheld authority to vote for the nominee replaced.

HOW MANY VOTES ARE REQUIRED TO RATIFY THE APPOINTMENT OF THE INDEPENDENT
AUDITORS?

         The proposal to ratify the appointment of auditors requires the affirmative vote of a majority of the votes cast by the holders of shares present at the annual meeting in person or by proxy and entitled to vote on the matter.

HOW WILL ABSTENTIONS BE TREATED?

         If you abstain from voting, your shares will still be included for purposes of determining whether a quorum is present. Because directors will be elected by a plurality of the votes cast by the holders of shares present in person or by proxy at the annual meeting, abstaining is not offered as a voting option for Proposal 1. If you abstain from voting on Proposal 2, your shares will be included in the number of shares voting on that proposal and, consequently, your abstention will have the effect of a vote against the proposal.

HOW WILL BROKER NON-VOTES BE TREATED?

         Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum but will not be counted as votes cast or treated as shares entitled to vote. If, as expected, Proposals 1 and 2 are both treated as discretionary items, there will be no broker non-votes on these proposals.

                                 STOCK OWNERSHIP

STOCK OWNERSHIP OF SIGNIFICANT STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

         The following table shows, as of April 24, 2001, the beneficial ownership of the Company's common stock by:

         o any persons or entities known by management to beneficially own more than five percent of the outstanding shares of Company common stock;

         o        each director of the Company; and

         o all of the executive officers and directors of the Company as a group.

         The persons named in the following table have sole voting and dispositive powers for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to the table.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of common stock subject to outstanding options, warrants or other rights to acquire held by a person that are currently exercisable or exercisable within 60 days after April 24, 2001 are included in the number of shares beneficially owned by the person and deemed outstanding shares for purposes of calculating the person's percentage ownership. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 24, 2001, there were 19,477,429 shares of Company common stock outstanding.

                                                                                                             Percent of
                                                                                       Beneficial           Common Stock
                      Name of Beneficial Owner                                         Ownership             Outstanding
-------------------------------------------------------------------------------------------------------------------------
Roger H. Samet                                                                           997,050(1)              5.04%

J. J. Finkelstein                                                                      1,875,000(2)              9.63

Richard J. Hindin                                                                      1,885,000(3)              9.68

Sidney J. Silver                                                                       1,875,000(4)              9.63

Allan L. Goldstein, Chairman, President and Chief                                      2,342,491(5)             12.03
  Executive Officer

Joseph C. McNay, Director                                                                792,000(6)              4.03

Albert Rosenfeld, Director, Secretary and Treasurer                                       25,100(7)              0.13

All executive officers and directors as a group (3 persons)                            3,159,591(8)             16.06

----------

(1)      As reported by Mr. Samet on Amendment No. One to a Schedule 13D filed with the SEC on February 24, 1999. Mr. Samet reported sole voting and dispositive powers as to all shares listed. Included among the shares listed are 292,050 shares which

                                                                4





         Mr. Samet has the right to acquire pursuant to Class D warrants issued to him by the Company. Mr. Samet's address is 254
         East 68th Street, #29B, New York, NY 10021.

(2)      As reported by Mr. Finkelstein on a Schedule 13D filed with the SEC on November 7, 2000. The address for Mr. Finkelstein is
         c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

(3)      As reported by Mr. Hindin on a Schedule 13D filed with the SEC on November 7, 2000. The address for Mr. Hindin is 407 Chain
         Bridge Road, McLean, Virginia 22101.

(4)      As reported by Mr. Silver on a Schedule 13D filed with the SEC on November 7, 2000. The address for Mr. Silver is c/o
         Silver, Freedman & Taff, L.L.P., 1100 New York Avenue, N.W., Washington, D.C. 20005.

(5)      As reported by Dr. Goldstein on a Schedule 13D filed with the SEC on November 7, 2000. Consists of (i) 2,249,285 shares owned directly by Dr. Goldstein over which he has sole voting and dispositive powers; and (ii) 93,206 shares held by Dr.
         Goldstein's wife with respect to which Dr. Goldstein shares voting and dispositive powers. The address for Dr. Goldstein is
         c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.

(6)      Consists of (i) 612,000 shares owned directly by Mr. McNay over which he has sole voting and dispositive powers; (ii)
         15,000 shares which Mr. McNay has the right to acquire through the exercise of stock options that are currently exercisable; and (iii) 165,000 shares which Mr. McNay has the right to acquire pursuant to the exercise of Class D warrants. The address for Mr. McNay is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700, Bethesda,
         Maryland 20814.

(7)      Consists of (i) 10,100 shares owned directly by Mr. Rosenfeld over which he has sole voting and dispositive powers; and
         (ii) 15,000 shares which Mr. Rosenfeld has the right to acquire through the exercise of stock options that are currently exercisable. The address for Mr. Rosenfeld is c/o RegeneRx Biopharmaceuticals, Inc., 3 Bethesda Metro Center, Suite 700,
         Bethesda, Maryland 20814.

(8)      Consists of (i) 2,871,385 shares owned directly by all directors and executive officers of the Company as a group; (ii)
         30,000 shares which all directors and executive officers as a group have the right to acquire through the exercise of stock options that are currently exercisable; (iii) 93,206 shares owned by family members of all directors and executive officers as a group; and (iv) 165,000 shares which all directors and executive officers as a group have the right to acquire pursuant to the exercise of Class D warrants.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to report to the SEC their initial ownership of the Company's common stock and any subsequent changes in that ownership. Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

         To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2000, all
Section 16(a) filing requirements applicable to the Company's executive officers and directors during 2000 were met, except for the inadvertent failure to report on Form 4 one transaction by Dr. Goldstein.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The Company's Board of Directors consists of three directors. Directors are elected annually to serve one-year terms.

         The three individuals listed below each have been nominated for election as a director at the annual meeting, to hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected (if it first amends the Company's Bylaws to permit the reduction) or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee, unless you have withheld authority to vote for the nominee replaced.

         The affirmative vote of a plurality of the votes cast at the annual meeting by the holders of shares present in person or by proxy at the annual meeting is required to elect the nominees named below as directors. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

         The following table sets forth, with respect to each nominee, his name and age, the year in which he first became a director of the Company, and his principal occupation and business experience during the past five years.


         Nominee, Year First                                         Principal Occupation and
      Became Director of Company        Age                             Business Experience
--------------------------------------  ---   --------------------------------------------------------------------------------------
Allan L. Goldstein, 1982                 63   Chairman of the Board of the Company since 1982; Chief Executive
                                              Officer of the Company from 1982 to 1986, and 1999 to present; Chief
                                              Scientific Advisor of the Company from 1982 to present; Professor and
                                              Chairman of Department of Biochemistry and Molecular Biology at The
                                              George Washington University School of Medicine and Health
                                              Sciences from 1978 to present.

Joseph C. McNay, 1987                    66   Chairman and Director of Essex Investment Management Company,
                                              Inc., a registered investment advisor, from 1976 to present; Director of
                                              Softech, Inc. and MPSI System, Inc.

Albert Rosenfeld, 1982                   79   Secretary - Treasurer of the Company from 1999 to present; Consultant on Future Programs for March of Dimes Birth Defect Foundation from
                                              1973 to present; Adjunct Professor, Department of Human Biological
                                              Chemistry and Genetics at University of Texas Medical Branch, from
                                              1974 to  1998; frequent author and lecturer on scientific matters.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

         The Company's Board of Directors met four times in fiscal 2000. During 2000, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors of the Company has standing Audit, Compensation and Stock Option committees.

         The Audit Committee seeks to ensure that appropriate audits of the Company are conducted, as well as the adequacy of the internal accounting controls and the integrity of financial reporting. The members of the Audit Committee are Directors McNay and Rosenfeld. The Audit Committee did not meet during fiscal 2000. For additional information regarding the audit committee, see "Audit Committee Matters" below.

         The Compensation Committee is responsible for the determination of compensation paid to executive officers. The members of the Compensation Committee are Directors McNay and Rosenfeld. The Compensation Committee met once in fiscal 2000.

         The Stock Option Committee is responsible for administering the Company's stock option plans and in this capacity approves stock option grants. Each director is a member of the Stock Option Committee. The Stock Option Committee did not meet in fiscal 2000.

         The entire Board of Directors of the Company acts as the Nominating Committee for selecting nominees for election to the Board. The Nominating Committee generally meets once per year to make nominations. While the Nominating Committee will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such nominations. Pursuant to the Company's bylaws, nominations for election as directors by stockholders at an annual meeting must be made in writing and delivered to the Company's Secretary not less than 14 days nor more than 120 days prior to the date of the meeting. If, however, notice of the meeting is given to stockholders less than 21 days prior to the meeting, the nominations must be received by the close of business on the seventh day following the day on which notice of the meeting was mailed to stockholders.

AUDIT COMMITTEE MATTERS

         Audit Committee Report. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the year ended December 31, 2000:

         o The Audit Committee has reviewed and discussed with the Company's management the Company's 2000 audited financial statements;

         o The Audit Committee has discussed with the Company's independent auditors (Reznick Fedder & Silverman, P.C.) the matters required to be discussed by Statement on Auditing Standards No. 61;

         o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company) and has discussed with the auditors their independence from the Company; and

         o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2000 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

         Submitted by the Audit Committee of the Company's Board of Directors:

                                 Joseph C. McNay
                                 Albert Rosenfeld

         Independence and Other Matters. Under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market, Director McNay is "independent." Because he is an officer of the Company, Director Rosenfeld is not "independent" under this definition. The Company's Board of Directors has not adopted a written charter for the audit committee.

DIRECTORS' COMPENSATION

         Prior to the Company's suspension of operations in 1998, non-employee directors (Directors McNay and Rosenfeld) were each paid an annual fee of $5,000 and a fee of $1,250 for each meeting attended in person, and were reimbursed for expenses incurred in attending Board meetings. Upon the suspension of operations, the Company discontinued paying director fees. It is uncertain when the Company will reinstitute the payment of director fees. At December 31, 2000, each of Directors McNay and Rosenfeld was owed director fees earned prior to the suspension of operations amounting to $9,082. It is uncertain when these amounts will be paid and whether these amounts will be paid with interest.

SUMMARY COMPENSATION TABLE

          The following table summarizes for the years indicated the compensation paid by the Company to the Company's Chief Executive Officer. No executive officer of the Company earned a salary and bonus for 2000 in excess of $100,000.

                                                                                          Long Term
                                                        Annual Compensation          Compensation Awards
                                                   ------------------------------  ------------------------
                                                                        Other      Restricted
                                                                        Annual        Stock                          All Other
                                         Fiscal                      Compensation     Award         Options           Compen-
       Name and Principal Position        Year     Salary    Bonus      ($)(2)         ($)            (#)             sation
       ---------------------------        ----     ------    -----      ------         ---            ---             ------
Allan L. Goldstein, President and         2000       --       --          --            --                --         $26,875(3)
Chief Executive Officer(1)                1999       --       --          --            --         1,875,000              --

---------------
(1)      Dr. Goldstein was appointed Chief Executive Officer in July 1999.
(2)      Dr. Goldstein did not receive personal benefits or perquisites which exceeded the lesser of $50,000 or 10% of his salary and bonus.
(3)      Represents consulting fees of $20,000 and a bonus of $1,875 for services rendered as a consultant. As explained below under
         "Certain Transactions - Loan to Dr. Goldstein," Dr. Goldstein began receiving in 2000 a $5,000 monthly consulting fee,
         $3,000 of which is paid in cash and the remaining $2,000 of which is retained by the Company and applied toward repayment of a loan to Dr. Goldstein. As discussed below under "Certain Transactions - Consulting Agreement," the full amount of the
         $1,875 bonus was applied toward payment of a portion of the exercise price of Dr. Goldstein's option to purchase 1,875,000 shares of Company common stock, exercised by him in 2000.

     AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                         NUMBER OF
                                                                         SECURITIES                             VALUE OF
                                                                         UNDERLYING                           UNEXERCISED
                                                                        UNEXERCISED                           IN-THE-MONEY
                                                                         OPTIONS AT                            OPTIONS AT
                                SHARES                                   FY-END (#)                            FY-END ($)
                               ACQUIRED           VALUE        -------------------------------       -------------------------------
                             ON EXERCISE         REALIZED      EXERCISABLE       UNEXERCISABLE       EXERCISABLE       UNEXERCISABLE
      NAME                       (#)               ($)             (#)                (#)                ($)                ($)
------------------------------------------------------------------------------------------------------------------------------------
Allan L. Goldstein            1,875,000           $ 0(1)            --                --                 --                $--

====================================================================================================================================

(1)      The fair market value of the shares underlying the stock option at the time of exercise did not exceed the exercise price of the option of $0.04 per share.

CERTAIN TRANSACTIONS

         Loan to Dr. Goldstein. In May 1994, the Company extended a loan in the amount of $149,000 to Dr. Goldstein for the purpose of enabling Dr. Goldstein to meet a margin call on a brokerage account collateralized by Company common stock at a time when the Board of Directors concluded that it would be contrary to the best interests of the Company for Dr. Goldstein to sell the shares. The loan was unsecured and had an interest rate equal to the prime rate, with all principal and interest due on the December 31, 1994 maturity date. The loan was repaid on January 1, 1995, in part with the proceeds of a second loan to Dr. Goldstein from the Company in the amount of $115,617 that was unsecured. The second loan had an interest rate of 11.5% and was to be repaid in 36 equal monthly installments.

         In February 1996, the terms of the second loan were amended to provide for the suspension of installment payments for 12 months, but with interest continuing to accrue. In March 1997 and December 1997, the terms of the loan were further amended to suspend installment payments an additional nine and twelve months, respectively, with interest continuing to accrue. The Company suspended operations in 1998 and principal and interest payments by Dr. Goldstein ceased during and subsequent to the suspension of operations. As of December 31, 1999, the balance owed by Dr. Goldstein was $69,674. In July 2000, the Company agreed to waive all prior and subsequent interest during and after suspension of the Company's operations and approved a payment plan for the $69,674 owed by Dr. Goldstein to the Company in 36 equal monthly installments of $1,935.38. In August 2000, the Company agreed to pay Dr. Goldstein a consulting fee of $5,000 per month, $3,000 of which is paid in cash and the remaining $2,000 of which is retained by the Company and applied toward repayment of the loan. As of December 31, 2000, the outstanding balance on the loan was $59,674.

         Consulting Agreement. On August 16, 1999, the Company entered into an agreement with Dr. Goldstein, J.J. Finkelstein, Richard J. Hindin and Sidney J. Silver to serve as financial and business consultants to the Company and manage the Company's affairs on an interim basis. This agreement was executed following suspension of the Company's operating activities due to insufficient funds. The agreement provides for the consultants to prepare a business plan specifying a proposed business strategy for the Company and evaluate financing and recapitalization proposals. The agreement also provides for the consultants to, among other things: work with the Company's creditors to eliminate or restructure its debts; work with governmental agencies to ensure regulatory compliance and allow continuation of the Company's business; recruit necessary management for the Company; and negotiate with companies interested in licensing or other business and financial relationships with the Company.

         In consideration for services provided to the Company, each of the consultants was granted an option to purchase 1,875,000 shares of Company common stock at an exercise price of $0.04 per share, the then-fair market value. In February 2000, each consultant exercised his option in full. The Company accepted from each consultant as payment of the exercise price, a note payable to the Company in the amount of $75,000, accruing interest at 6.09% per annum and payable quarterly for 36 months beginning June 1, 2000, as well as the cancellation of a $1,875 bonus awarded to each consultant for services rendered. Each note is secured by the shares of Company common stock issued upon exercise of the consultant's option. Mr. Finkelstein, who is responsible for performing certain operating functions of the Company, also receives a monthly fee of $8,000. In addition, as noted above, Dr. Goldstein is paid a consulting fee of $5,000 per month. Mr. Silver is a partner in the law firm of Silver, Freedman & Taff, L.L.P. This firm has represented the Company in a variety of legal matters, including the negotiation of settlements with certain creditors and agreements with certain other parties. In 2000, the firm was paid $114,726 for legal services performed during the year and was due $22,098 as of December 31, 2000.

              PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

         PricewaterhouseCoopers LLP, the independent accounting firm that was previously engaged as the principal accountant to audit the Company's financial statements, was dismissed effective April 25, 2000. The audit reports issued by PricewaterhouseCoopers LLP for the years ended December 31, 1996 and 1997 contained an explanatory paragraph expressing substantial doubt about the ability of the Company to continue as a going concern. The change in accountants was approved by the Company's Board of Directors. During the Company's fiscal years ended December 31, 1998 and 1999 and the subsequent interim period through April 25, 2000, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement or disagreements in its report. Subsequent to March 6, 1998 there were no reports issued by PricewaterhouseCoopers LLP.

         Effective April 25, 2000, the Company engaged Reznick Fedder & Silverman, P.C. as its principal accountant to audit the Company's financial statements. During the Company's fiscal years ended December 31, 1998 and 1999 and subsequent interim periods prior to the engagement of Reznick Fedder & Silverman, P.C., the Company did not, nor did anyone on the Company's behalf, consult Reznick Fedder & Silverman, P.C. regarding either (A) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements as to which a written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (B) any matter that was the subject of a disagreement between the Company and PricewaterhouseCoopers LLP or an event described in paragraph 304(a)(1)(v) of the SEC's Regulation S-K.

         The Board of Directors has appointed Reznick Fedder & Silverman, P.C. as principal accountant for the fiscal year ending December 31, 2001, subject to the ratification of the appointment by stockholders at the annual meeting. A representative of Reznick Fedder & Silverman, P.C. is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

          For the fiscal year ended December 31, 2000, Reznick Fedder & Silverman, P.C. provided various audit and non- audit services to the Company. Set forth below are the aggregate fees billed for these services:

         (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal 2000 annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-QSB for fiscal 2000: $22,560.

         (b)      Financial Information Systems Design and Implementation Fees:
                  $0.

         (c)      All other fees: $0.

         The Audit Committee of the Company's Board of Directors has not considered whether the provision of services covered by items (b) and (c) above is compatible with maintaining the independence of Reznick Fedder & Silverman, P.C.

VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the votes cast by the holders of shares present in person or by proxy at the annual meeting and entitled to vote is required to approve the ratification of the appointment of Reznick Fedder & Silverman, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2001.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented at the annual meeting. If any other matter properly comes before the stockholders for a vote at the annual meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

                             ADDITIONAL INFORMATION

PROXY SOLICITATION COSTS

         The Company will pay the costs of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         If you intend to present a stockholder proposal at next year's annual meeting, your proposal must be received by the Company at its executive offices, located at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814, by January 14, 2002 to be eligible for inclusion in the Company's proxy materials for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company's certificate of incorporation and bylaws and Delaware law.

         If you submit a proposal for presentation at next year's annual meeting that is not intended for inclusion in the Company's proxy materials, the persons named in the form of proxy sent by the Company to stockholders will have the discretion to vote on your proposal in accordance with their best judgment if your proposal is not received at the main office of the Company by March 30, 2002.

                                 REVOCABLE PROXY
                        REGENERX BIOPHARMACEUTICALS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 13, 2001

         The undersigned hereby appoints the Board of Directors of RegeneRx Biopharmaceuticals, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on Wednesday, June 13, 2001 at the Hyatt Regency Bethesda, located at 7400 Wisconsin Avenue, Bethesda, Maryland 20814, at 10:00 a.m., local time, and at any and all adjournments and postponements thereof, as indicated hereon.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS IN ITS BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, the Company's Proxy Statement and the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

                         (TO BE SIGNED ON REVERSE SIDE)

|X|      PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE USING DARK INK ONLY

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN PROPOSAL I AND "FOR" APPROVAL OF PROPOSAL II.

              FOR all
              nominees
               listed
              at right     WITHHOLD
             (except as    AUTHORITY
              indicated    to vote
               on the      for all
             line below)   nominees
                                                                                                              FOR   AGAINST  ABSTAIN
I.  Election     [_]          [_]      Nominees:              II.  The ratification of the appointment of     [_]     [_]       [_]
    of                                    ALLAN L. GOLDSTEIN       Reznick Fedder & Silverman, P.C. as
    Directors                             JOSEPH C. MCNAY          independent auditors for the Company for
    For one                               ALBERT ROSENFELD         the fiscal year ending December 31, 2001.
    year terms


Instructions: To withhold authority to vote from any individual nominee but not all nominees, mark the "FOR" box and write the name(s) of the nominee(s) from which you wish to withhold your vote on the line provided below.

______________________________________


                                                            In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.
                                                            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                                            This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii)
                                                            attending the Meeting and voting in person (although attendance at the
                                                            Meeting will not in and of itself constitute revocation of this Proxy).
                                                            If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

Sign and Print name of Stockholder_______________________________
Dated________
Sign and Print name of Stockholder_______________________________
Dated________
NOTE: Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGED-PAID ENVELOPE